Commitments and Contingencies (Tables)	9 Months Ended
Sep. 30, 2021
Commitments and Contingencies Disclosure [Abstract]
Commitments under Shipbuilding Contracts and Memorandums of Agreement	Capital expenditure commitments relating to vessels under construction, second-hand vessels agreed to be acquired and the purchase of BWTS and Scrubbers to be installed on certain of our vessels are as follows:

Year end September 30,	Due to Shipyards/Sellers	Due to Manager [1]	Other Commitments	Total
2022	$81,307	$1,922	$760	$83,989
2023	79,600	2,888	—	82,488
2024	95,320	2,415	—	97,735
Total	$256,227	$7,225	$760	$264,212

1. Represents the amounts payable to our Managers under the Management Agreements in respect of the commissions for contracted newbuilds and second hand vessels to be acquired and the supervision fee for the contracted newbuild vessels.